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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 28, 2001




                                   TUCOWS INC.
       -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          PENNSYLVANIA                0-28284               23-2707366
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)        Identification No.)



                                 96 MOWAT AVENUE
                            TORONTO, ONTARIO M6K 3M1
                                     CANADA
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  416-535-0123
         ---------------------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) The Board of Directors of Tucows Inc. (the "Company" which was formerly known as Infonautics, Inc. ("Infonautics")) has determined that as of August 29, 2001, the firm of KPMG LLP be selected and serve as the Company's independent auditors for the year ended December 31, 2001. By this action, the Board of Directors dismissed the firm of PricewaterhouseCoopers LLP ("PwC") who has served as Infonautics' independent auditors.

     The reports of PwC on the financial statements of Infonautics for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     There have been no disagreements with PwC as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with the audits of Infonautics' financial statements for the fiscal years ended December 31, 2000 and 1999 or for the subsequent interim period through August 29, 2001, which disagreements, if not resolved to its satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years. In addition, during the two most recent fiscal years and through August 29, 2001, there have been no reportable events (as defined in Item 304 of Regulation S-K).

     A letter of PwC addressed to the Securities and Exchange Commission is included as EXHIBIT 16.1 to this Form 8-K. Such letter states whether or not PwC agrees with the statements made by the Company in this Item 4.

     (b) During the two most recent fiscal years and through August 29, 2001, the Company has not consulted with KPMG LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that may be rendered on the Company's financial statements. In addition, the Company has not consulted with KPMG LLP as to any matter that was either the subject of a disagreement (as defined in Instruction 4 of Item 304 of Regulation S-K) or a reportable event (as defined in Item 304 of Regulation S-K), during the two most recent fiscal years and through August 29, 2001.


ITEM 5. OTHER EVENTS.

     On August 28, 2001, the Company completed the transactions contemplated by the Agreement and Plan of Merger, dated as of March 27, 2001, by and among Infonautics, Tucows Inc., a Delaware corporation and TAC Merger Sub Corporation, a Delaware corporation and a wholly-owned subsidiary of Infonautics. On August 29, 2001, the Company issued a press release announcing completion of the merger. A copy of the press release is attached hereto as EXHIBIT 99.1 and is incorporated by reference into this Report on Form 8-K.

                                       2
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     On August 29, 2001, the Company filed Third Amended and Restated Articles of Incorporation with the Secretary of State for the Commonwealth of Pennsylvania to effect a change in the name of the Company from "Infonautics, Inc." to "Tucows Inc." A copy of the Third Amended and Restated Articles of Incorporation are attached hereto as EXHIBIT 3.1 and are incorporated by reference into this Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) EXHIBITS:

          3.1     Third Amended and Restated Articles of Incorporation.

         16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated September 4, 2001.

         99.1     Press release dated August 29, 2001.


                                       3
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TUCOWS INC.


Date:  September 6, 2001                    By: /s/ Elliot Noss
                                                --------------------------------
                                            Name: Elliot Noss
                                            Title: President and Chief
                                                   Executive Officer


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                                  EXHIBIT INDEX

Exhibits No.        Exhibit
------------        -------

 3.1                Third Amended and Restated Articles of Incorporation.

16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated September 4, 2001.

99.1                Press release dated August 29, 2001.